Exhibit 99.1

Press Release

Exar Corporation Announces Fourth Quarter and Fiscal Year 2015 Financial Results

Fourth Quarter Non-GAAP Operating Profit of $5.9 Million and EPS of $0.11;

Exar Also Announces Review of Strategic Alternatives

May 12, 2015, Fremont, CA - Exar Corporation (NYSE: EXAR) a leading supplier of analog mixed-signal semiconductor components and system solutions serving the industrial and embedded, high-end consumer and infrastructure markets, today announced financial results for the Company's fourth fiscal quarter and fiscal year 2015, which ended on March 29, 2015.

Fiscal 2015 Financial Highlights and Outlook

For the fourth fiscal quarter, the Company reported revenue of $43.9 million, an increase of 57% versus the prior year, and non-GAAP earnings per diluted share of $0.11. For the fourth fiscal quarter, GAAP loss per diluted share was ($0.06).

For fiscal year 2015, the Company reported Non-GAAP revenue of $164.1 million, an increase of 31% versus the prior year, and non-GAAP earnings per diluted share of $0.29.  Non-GAAP revenue has been adjusted to eliminate the impact of deferred revenue write-down under business combination accounting. GAAP revenue for fiscal year 2015 was $162.1 million. GAAP loss per diluted share was ($0.95).

Louis DiNardo, Exar’s President and CEO, commented, “Our March quarter results reflect the great discipline and awareness our team has with regard to market conditions. Exar delivered solid earnings in a softening semiconductor environment. We will continue to align our field inventory with market conditions by reducing distribution inventory this quarter. Operating expenses and manufacturing overhead remain well controlled.”

For the first quarter ending June 28, 2015, the Company expects revenue to be in the range of $40.0 million to $43.0 million, and non-GAAP EPS on a fully diluted basis to be in the range of $0.10 to $0.12.

Exar also today announced that its Board of Directors has unanimously decided to undertake a comprehensive review of strategic alternatives to enhance value for stockholders. Exar intends to conduct a thorough review and evaluation of strategic alternatives. Cowen and Company, LLC is acting as financial advisor, and O’Melveny & Myers LLP is acting as legal counsel, to Exar in connection with its review of strategic alternatives.

“Following a detailed evaluation over the past several months, our Board of Directors has determined that it is prudent to undertake a wide review of strategic options to see which alternatives provide the best means to maximize stockholder value,” said Mr. DiNardo. “Regardless of the outcome of the strategic alternatives review, the entire Exar team remains fully committed to meeting the needs of our customers and continuing to provide industry-leading solutions.”

Conference Call and Prepared Remarks

Exar is providing a copy of prepared remarks in combination with its press release. These remarks are offered to provide stockholders and analysts with additional time and detail for analyzing results in advance of the Company’s quarterly conference call. The remarks will be available at Exar’s Investor webpage in conjunction with the press release.

As previously scheduled, the conference call will begin today, May 12, 2015 at 4:45 pm EDT (1:45 p.m. PDT). The prepared remarks will not be read on the call. To access the conference call, please dial (719) 325-2454 or (888) 455-2263.  In addition, a live webcast will be available on Exar's Investor webpage.

An archive of the conference call webcast will be available on Exar's Investor webpage after the conference call's conclusion.

About Exar

Exar Corporation designs, develops and markets high performance integrated circuits and system solutions for the industrial & embedded systems communications, high-end consumer and infrastructure markets. Exar's broad product portfolio includes analog, display, LED lighting, mixed-signal, power management, connectivity, data management and video processing solutions. Exar has locations worldwide providing real-time customer support.

For more information, visit http://www.exar.com.

For Press Inquiries Contact: press@exar.com

For Investor Relations Contact: Ryan Benton, SVP, GA Services and CFO

Phone: (510) 668-7201

Email: investorrelations@exar.com

-Tables follow-

FINANCIAL COMPARISON

(In thousands, except per share amounts) (Unaudited)

Non-GAAP Results	THREE MONTHS ENDED						TWELVE MONTHS ENDED
	MARCH 29, 2015		DECEMBER 28, 2014		MARCH 30, 2014		MARCH 29, 2015		MARCH 30, 2014
Industrial & Embedded Systems	$20,021	46%	$20,506	46%	$19,588	70%	$79,050	48%	$72,458	58%
High-End Consumer	16,072	36%	16,202	37%	43	-%	53,968	33%	462	-%
Infrastructure	7,764	18%	7,607	17%	8,356	30%	31,103	19%	52,402	42%
Net Sales	$43,857	100%	$44,315	100%	$27,987	100%	$164,121	100%	$125,322	100%

Gross Profit	$21,348	48.7%	$21,971	49.6%	$12,837	45.9%	$79,334	48.3%	$62,496	49.9%
Operating Expenses	$15,490	35.3%	$16,403	37.0%	$12,671	45.3%	$64,730	39.4%	$51,165	40.8%
Income from operations	$5,858	13.4%	$5,568	12.6%	$166	0.6%	$14,604	8.9%	$11,331	9.0%
Net income	$5,642	12.9%	$5,415	12.2%	$676	2.4%	$14,420	8.8%	$12,585	10.0%
Net income per share
Basic	$0.12		$0.11		$0.01		$0.31		$0.27
Diluted	$0.11		$0.11		$0.01		$0.29		$0.25

GAAP Results	THREE MONTHS ENDED						TWELVE MONTHS ENDED
	MARCH 29, 2015		DECEMBER 28, 2014		MARCH 30, 2014		MARCH 29, 2015		MARCH 30, 2014
Industrial & Embedded Systems	$20,021	46%	$20,506	46%	$19,588	70%	$79,050	49%	$72,458	58%
High-End Consumer	16,072	36%	16,202	37%	43	-%	51,897	32%	462	-%
Infrastructure	7,764	18%	7,607	17%	8,356	30%	31,103	19%	52,402	42%
Net Sales	$43,857	100%	$44,315	100%	$27,987	100%	$162,050	100%	$125,322	100%

Gross Profit	$17,948	40.9%	$16,890	38.1%	$8,422	30.1%	$49,926	30.8%	$50,654	40.4%
Operating Expenses	$20,294	46.3%	$23,425	52.9%	$8,733	31.2%	$92,989	57.4%	$54,355	43.4%
Loss from operations	$(2,346)	-5.3%	$(6,535)	-14.7%	$(311)	-1.1%	$(43,063)	-26.6%	$(3,701)	-3.0%
Net income (loss)	$(2,914)	-6.6%	$(6,599)	-14.9%	$147	0.5%	$(44,970)	-27.8%	$5,801	4.6%
Net income (loss) per share
Basic	$(0.06)		$(0.14)		$0.00		$(0.95)		$0.12
Diluted	$(0.06)		$(0.14)		$0.00		$(0.95)		$0.12

Except for historical information contained herein, this press release and matters discussed on the conference call contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, the statements regarding the demand for our products and the anticipated trends in our sales and profits, future opportunities that are available to the Company, existence of any viable strategic alternatives and whether any future decisions by the Company will enhance stockholder value, are forward-looking statements. The forward-looking statements are dependent on certain risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed herein. For a discussion of these risks and uncertainties, the Company urges investors to review in detail the risks and uncertainties and other factors described in its Securities and Exchange Commission, or SEC, filings, including, but not limited to, the “Risk Factors”, “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our public reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 30, 2014 and the Quarterly Reports on Form 10-Q for the quarters ended June 29, 2014, September 28, 2014 and December 28, 2014 which are on file with the SEC and are available on our Investor webpage and on the SEC website at www.sec.gov, and the risks and uncertainties of whether any strategic alternative will be identified by the Board of Directors, whether it will be pursued, whether it will receive Board of Directors and stockholder approval if necessary, whether it will be consummated and, if consummated, whether it will enhance value for all stockholders of Exar. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

There can be no assurance that Exar’s review of strategic alternatives will result in any specific action. Exar does not currently intend to disclose further developments with respect to this process unless and until its Board of Directors approves a specific action or otherwise concludes the review of strategic alternatives.

The Company’s non-GAAP measures exclude charges related to stock-based compensation, amortization of acquired intangible assets and inventory step-up, impairment charges, technology licenses, restructuring charges and exit costs, provisions for dispute resolutions, merger and acquisition and related integration costs, certain income tax benefits and credits, certain warranty charges, net change in the fair value of contingent consideration, the write-down of deferred revenue under business combination accounting, and related income tax effects on certain excluded items. The Company excludes these items primarily because they are significant special expense and gain estimates, which management separates for consideration when evaluating and managing business operations. The Company’s management uses non-GAAP net income and non-GAAP earnings per share to evaluate its current operating results and financial results and to compare them against historical financial results.  Additionally, we disclose below the non-GAAP measure of free cash flow, which is derived from our net cash provided (used) by operations, less purchases of fixed assets and IP, plus proceeds from the sale of IP. Management believes these non-GAAP measures are useful to investors because they are frequently used by securities analysts, investors and other interested parties in evaluating the Company and provides further clarity on its profitability.

In addition, the Company believes that providing investors with these non-GAAP measurements enhances their ability to compare the Company’s business against that of its many competitors who employ and disclose similar non-GAAP measures.  This financial measure may be different from non-GAAP methods of accounting and reporting used by the Company’s competitors to the extent their non-GAAP measures include or exclude other items.  The presentation of this additional information should not be considered a substitute for net income or net income per diluted share or other measures prepared in accordance with GAAP.

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	MARCH 29,	DECEMBER 28,	MARCH 30,	MARCH 29,	MARCH 30,
	2015	2014	2014	2015	2014

Net sales	$33,805	$35,919	$18,913	$125,791	$89,595
Net sales, related party	10,052	8,396	9,074	36,259	35,727
Total net sales	43,857	44,315	27,987	162,050	125,322

Cost of sales:
Cost of sales (1)	19,012	20,113	11,491	71,139	48,067
Cost of sales, related party	3,951	3,099	4,119	14,359	15,738
Amortization of purchased intangible assets and inventory step-up cost	2,525	2,533	2,254	11,740	7,600
Restructuring charges and exit costs	1,213	2,052	65	7,597	187
Impairment of intangible assets	-	-	1,636	8,367	1,636
Warranty reserve	(792)	(372)	-	(1,078)	1,440
Total cost of sales	25,909	27,425	19,565	112,124	74,668
Gross profit	17,948	16,890	8,422	49,926	50,654

Research and development (2)	8,534	10,035	6,803	37,181	27,048
Selling, general and administrative (3)	10,291	11,793	7,496	43,758	33,055
Merger and acquisition costs	393	179	1,014	7,348	1,880
Restructuring charges and exit costs, net	537	1,418	1,438	4,589	2,827
Impairment of intangible assets	539	-	-	4,456	-
Net change in fair value of contingent consideration	-	-	(8,018)	(4,343)	(10,455)
Total operating expenses	20,294	23,425	8,733	92,989	54,355
Loss from operations	(2,346)	(6,535)	(311)	(43,063)	(3,701)

Other income and expense, net:
Interest income and other, net	16	81	523	571	1,503
Interest expense and other, net	(56)	(46)	(39)	(1,082)	(156)
Impairment of long term investment	(509)	(28)	(323)	(544)	(323)
Total other income and expense, net	(549)	7	161	(1,055)	1,024

Loss before income taxes	(2,895)	(6,528)	(150)	(44,118)	(2,677)
Provision for (benefit from) income taxes	19	71	(297)	889	(8,478)

Net income (loss) before non-controlling interests	(2,914)	(6,599)	147	(45,007)	5,801

Net income (loss) attributable to non-controlling interests	-	-	-	(37)	-

Net income (loss) attributable to Exar	$(2,914)	$(6,599)	$147	$(44,970)	$5,801

Net income (loss) per share:
Basic	$(0.06)	$(0.14)	$0.00	$(0.95)	$0.12
Diluted	$(0.06)	$(0.14)	$0.00	$(0.95)	$0.12

Shares used in the computation of net income (loss) per share:
Basic	47,516	47,119	47,328	47,253	47,291
Diluted	47,516	47,119	48,778	47,253	48,823

(1) Stock based compensation included in Cost of sales	$122	$496	$195	$1,105	$714
(2) Stock based compensation included in R&D	537	442	579	2,661	1,974
(3) Stock based compensation included in SG&A	2,006	3,284	811	9,848	6,164

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

(Unaudited)

	MARCH 29,	DECEMBER 28,	MARCH 30,
	2015	2014	2014
ASSETS

Current assets:
Cash and cash equivalents	$55,233	$52,622	$14,614
Short-term marketable securities	-	-	152,420
Accounts receivable, net	27,459	28,688	15,023
Accounts receivable, net related party	1,663	865	3,309
Inventories	30,767	33,066	28,982
Other current assets	3,090	5,487	3,549
Total current assets	118,212	120,728	217,897

Property, plant and equipment, net	26,077	20,673	21,280
Goodwill	44,871	44,871	30,410
Intangible assets, net	86,102	89,888	31,390
Other non-current assets	7,838	1,306	1,240
Total assets	$283,100	$277,466	$302,217

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$13,526	$17,504	$15,488
Accrued compensation and related benefits	5,649	6,283	4,174
Deferred income and allowances on sales to distributors	3,362	3,585	1,765
Deferred income and allowances on sales to distributors, related party	6,982	8,110	9,349
Other current liabilities	21,287	14,387	11,370
Total current liabilities	50,806	49,869	42,146

Long-term lease financing obligations	5,069	1,479	70
Other non-current obligations	4,393	5,405	6,626
Total liabilities	60,268	56,753	48,842

Stockholders' equity	222,832	220,713	253,375
Total liabilities and stockholders' equity	$283,100	$277,466	$302,217

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	MARCH 29,	DECEMBER 28,	MARCH 30,	MARCH 29,	MARCH 30,
	2015	2014	2014	2015	2014

GAAP net sales	$43,857	$44,315	$27,987	$162,050	$125,322
Deferred revenue write-down	-	-	$-	2,071	-
Non-GAAP net sales	$43,857	$44,315	$27,987	$164,121	$125,322

GAAP gross profit	$17,948	$16,890	$8,422	$49,926	$50,654
GAAP gross margin	40.9%	38.1%	30.1%	30.8%	40.4%
Stock-based compensation	122	496	195	1,105	714
Amortization of purchased intangible assets and inventory step-up	2,525	2,533	2,254	11,740	7,600
Warranty reserve	(460)	-	-	(460)	1,440
Deferred revenue write-down and associated costs	-	-	-	1,059	-
Impairment of intangibles	-	-	1,901	8,367	1,901
Restructuring charges and exit costs	1,213	2,052	65	7,597	187
Non-GAAP gross profit	$21,348	$21,971	$12,837	$79,334	$62,496
Non-GAAP gross margin	48.7%	49.6%	45.9%	48.3%	49.9%

GAAP operating expenses	$20,294	$23,425	$8,733	$92,989	$54,355
Stock-based compensation - R&D	537	442	579	2,661	1,974
Stock-based compensation - SG&A	2,006	3,284	811	9,848	6,164
Amortization of purchased intangible assets and technology license	792	1,699	238	3,700	800
Impairment of intangibles	539	-	-	4,456	-
Restructuring charges and exit costs, net	537	1,418	1,438	4,589	2,827
Merger and acquisition costs	393	179	1,014	7,348	1,880
Net change in fair value of contingent consideration	-	-	(8,018)	(4,343)	(10,455)
Non-GAAP operating expenses	$15,490	$16,403	$12,671	$64,730	$51,165

GAAP operating loss	$(2,346)	$(6,535)	$(311)	$(43,063)	$(3,701)
Stock-based compensation	2,665	4,222	1,585	13,614	8,852
Amortization of purchased intangible assets, technology license and inventory step-up	3,317	4,232	2,492	15,440	8,400
Warranty reserve	(460)	-	-	(460)	1,440
Deferred revenue write-down and associated costs	-	-	-	1,059	-
Impairment of intangibles	539	-	1,901	12,823	1,901
Restructuring charges and exit costs, net	1,750	3,470	1,503	12,186	3,014
Merger and acquisition costs	393	179	1,014	7,348	1,880
Net change in fair value of contingent consideration	-	-	(8,018)	(4,343)	(10,455)
Non-GAAP operating income	$5,858	$5,568	$166	$14,604	$11,331

GAAP net income (loss) attributable to Exar	$(2,914)	$(6,599)	$147	$(44,970)	$5,801
Stock-based compensation	2,665	4,222	1,585	13,614	8,852
Amortization of purchased intangible assets, technology license and inventory step-up	3,317	4,232	2,492	15,440	8,400
Warranty reserve	(460)	-	-	(460)	1,440
Deferred revenue write-down and associated costs	-	-	-	1,059	-
Impairment charges	1,048	28	2,224	13,367	2,224
Restructuring charges and exit costs, net	1,750	3,470	1,503	12,186	3,014
Merger and acquisition costs	393	189	1,014	8,260	1,880
Net change in fair value of contingent consideration	-	-	(8,018)	(4,343)	(10,455)
Net income attributable to non-controlling interest	-	-	-	(37)	-
Income tax effects	(157)	(127)	(271)	304	(8,571)
Non-GAAP net income attributable to Exar	$5,642	$5,415	$676	$14,420	$12,585

GAAP net income (loss) per share
Basic	$(0.06)	$(0.14)	$0.00	$(0.95)	$0.12
Diluted	$(0.06)	$(0.14)	$0.00	$(0.95)	$0.12

Non-GAAP net income per share
Basic	$0.12	$0.11	$0.01	$0.31	$0.27
Diluted	$0.11	$0.11	$0.01	$0.29	$0.25

Shares used in the computation of Non-GAAP net income per share
Basic	47,516	47,119	47,328	47,253	47,291
Diluted	49,877	49,180	50,220	49,722	50,168

Net cash provided (used) by operations	$2,370	$(5,914)	$1,708	$(13,641)	$851
Less purchases of fixed assets and IP	(1,478)	(1,791)	(983)	(3,925)	(2,658)
Add proceeds from sale of IP	-	-	-	-	125
Free cash flow	$892	$(7,705)	$725	$(17,566)	$(1,682)

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